Exhibit 99.1 Investor Presentation Cactus, Inc. (NYSE: WHD) November 2020

Important Disclosures Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in our SEC filings. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our products and services, which is affected by, among other things, changes in the price of crude oil and natural gas in domestic and international markets; the level of growth or decline in the number of rigs, pad sizes, well spacings and associated well count; availability of takeaway and storage capacity; availability of capital and the associated capital spending discipline exercised by customers; the financial health of our customers and our credit risk of customer non-payment; changes in the number of drilled but uncompleted wells and the level of completion activity; the size and timing of orders; availability of raw materials and imported items; transportation differentials associated with reduced capacity in and out of the storage hub in Cushing, Oklahoma; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities such as warranty and product liability claims arising out of the installation, use or misuse of our products; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; our ability to pay dividends and the amount of any such dividends; corporate consolidation activity involving our customers; the addition or termination of relationships with major customers or suppliers; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; the ultimate severity and duration of the ongoing outbreak of coronavirus (COVID-19) and the extent of its impact on our business; outbreaks of other pandemic or contagious diseases that may disrupt our operations, suppliers or customers or impact demand for oil and gas; the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and other oil and gas producing countries affecting the supply of oil and natural gas; increases in import tariffs assessed on products from China and imported raw materials used in the manufacture of our goods in the United States which could negatively impact margins and our working capital; the significance of future liabilities under the tax receivable agreement (the “TRA”) we entered into with certain current or past direct and indirect owners of Cactus LLC in connection with our initial public offering; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; competition within the oilfield services industry; our dependence on the continuing services of certain of our key managers and employees; currency exchange rate fluctuations associated with our international operations; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. 2

Executive Team

Scott Bender
President & CEO



- Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC ("Cactus LLC") in 2011.
- Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011.
- Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control's profitable expansion until its sale to General Electric in 2011.
- Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration.

Joel Bender
Senior Vice President & Chief Operating Officer



- Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011.
- Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011.
- Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control's profitable expansion until its sale to General Electric in 2011.
- Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration.

Steven Bender
Vice President of Operations



- Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations.
- Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011.
- Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration.

Steve Tadlock
Vice President, Chief Financial Officer & Treasurer



- Mr. Tadlock has served as Vice President, Chief Financial Officer & Treasurer, since March 2019.
- Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018 and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer.
- Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017.
- Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration.

David Isaac
Vice President of Administration and General Counsel



- Mr. Isaac has served as Vice President of Administration and General Counsel since September 2018.
- Mr. Isaac previously worked at Rockwater Energy Solutions, Inc. and most recently served as Senior Vice President of Human Resources and General Counsel.
- Mr. Isaac previously was the Vice President of Human Resources and General Counsel of Inmar, Inc.
- Mr. Isaac graduated from The College of William & Mary in 1983 with a Bachelor of Arts in Economics and from The Ohio State University in 1986 with a Juris Doctor.

3

Investment Highlights A Leading Pure Play Wellhead and Pressure Control 1 Equipment Solutions Provider for Onshore Markets Innovative and Differentiated Products & Services 2 That Drive Margin Stability Through the Cycle Through-Cycle 3 Dynamic Operating and Manufacturing Capabilities Outperformance 4 Returns Focused with Large Net Cash Balance Experienced Management Team with Significant 5 Equity Ownership & Strong Industry Relationships 4

Company Overview Cactus designs, manufactures, sells and rents highly engineered products which yield greater pad drilling and completions efficiencies while enhancing safety Q3 2020 LTM Revenue by Type Revenue ($ in millions) $628.4 $544.1 $420.7 Field $341.2 Service and $155.0 Other 21% Rental Product 2016 2017 2018 2019 LTM Q3 2020 20% 59% 33.4% 37.1% AdjustedMargin EBITDAMargin (1) ($ in millions) $212.6 $229.0 $149.6 $112.1 $32.2 *Product Revenue Includes Drilling and Production Consumables 2016 2017 2018 2019 LTM Q3 2020 Selected Active Basins Adj. EBITDA(1) as % of 20.8% 32.9% 39.1% 36.4% 35.6% ◼ Bakken ◼ DJ / Powder River Revenue Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue ◼ Eagle Ford ◼ Marcellus / Utica 27.5% 27.3% ◼ Permian ◼ Haynesville 23.9% 26.5% ◼ Cooper, Australia 9.6% 2016 2017 2018 2019 LTM Q3 2020 Source: Company filings. 5 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities.

Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well Technologically advanced wellhead and frac solutions deliver greater reliability and time savings ◼ Designed for pad drilling and intense completion environments ◼ Principal products: SafeDrill® wellheads, frac related rentals and production trees ◼ Time savings can exceed 30 hours of rig time per well Drilling Completion (Frac) Production Consumable Sale Temporary Rental Consumable Sale Cactus Also Provides Field Service, Installation & Maintenance 6

Market Leader with Strong Market Share Growth Historical U.S. Onshore Market Share(1) 400 40.0% 37.9% 350 35.0% Cactus Rigs Followed 32.7% 30.9% (1) Market Share 295 29.3% 300 30.0% 27.0% 275 276 28.2% 24.4% 250 245 26.6% 240 25.0% 21.5% 220 200 20.0% 179 17.5% 158 14.4% 14.5% 150 15.0% 129 119 119 100 99 100 87 91 10.0% 75 9.8% 68 8.9% 47 50 7.0% 5.0% 5.9% 15 4.3% 0.8% 2.5% 0 0.0% Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Q3 2020 U.S. Onshore 1,931 1,899 1,729 1,694 1,703 1,780 1,820 825 684 388 601 902 909 1,035 1,045 941 777 266 240 Rigs U.S. Market Share Continues to Increase Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-period. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. Q3 2020 represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. 7

Cactus is Well Prepared for a Recovery Highlights 2017 Incremental EBITDA Margins(1)(2) ◼ Greater operating leverage provides benefits as activity levels increase 80% ◼ Incremental EBITDA margins were strong during the last market recovery (2017) ◼ Slower activity environment 45% provides opportunity to improve 43% internal processes and provide solutions to issues faced by clients 28% ◼ Cactus has maintained key sales & engineering talent through the downturn ◼ Favorable changes in plant (3) absorption costs anticipated as Product Rental Field Service & Total Adj. EBITDA Other activity increases Total Company Incremental Adjusted EBITDA Margins Over 40% in 2017(2)(3) 1. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2. Product, Rental and Field Service & Other incremental EBITDA margins represent annual change in category gross profit (excluding depreciation & amortization) divided by change in category revenue in 2017 versus 2016. Incremental Total Adj. EBITDA margin represents 8 change in annual Adjusted EBITDA divided by change in annual revenue in 2017 versus 2016. 3. Includes selling, general and administrative expenses.

Technologically Advanced Pad Drilling Wellhead Systems

Cactus SafeDrill®



Conventional Wellhead



SafeDrill® Advantages

Safety

- ✓ Fewer trips into confined space (cellar)
- ✓ No BOP manipulation after intermediate casing has been installed
- ✓ No "hot work" required to cut casing with torch

Time Savings

- ✓ Eliminates time consuming BOP manipulation
- ✓ No waiting on cement after running casing strings
- ✓ Mandrel hangers, pack offs run and set through BOPs

9

Innovations Enhance Rental Business Value Proposition

Complement & enhance legacy rental offerings without additional personnel

- Planning deployment in Q1 of enhanced remote capabilities with minimal capital required
- Additional product introductions awaiting more constructive pricing environment
- Significantly reduce non-productive time ("NPT") by increasing reliability and automation
- Increase safety and reduce costs by removing personnel from the exclusion zone
- SafeLink™
  - Singular, continuous, compact & adaptable connection between missile and multiple frac trees
  - Reduces rig-up/down time, leaks and maintenance that cause NPT
- SafeInject®
  - Digital & remotely operated method to perform frac tree maintenance and collect valuable data at wellsite
  - Eliminates need for personnel to enter exclusion zone
- SafeClamp®
  - Reliable method to connect the wireline lubricator to the frac tree without the need for human intervention within the exclusion zone
  - Reduces NPT associated with transition between wireline and frac operations


Legacy Setup


SafeLink™


SafeClamp®
SafeInject®
SafeLink™

10

Small Expenditures Can Have a Big Impact on Operators Cactus Value Proposition Components of Onshore Well Costs(1) ◼ Cactus offerings make up a Other relatively small portion of the 15% overall cost to drill & complete a well Completion 54% ◼ Efficiency and reliability can cause a disproportionate amount of benefit for operators Drilling 29% ◼ Operators prioritize cost savings on larger ticket items Cactus Cactus Products Rentals 1% 1% 11 1) Source: EIA and Management estimates.

Flexible and Scalable Operating Footprint U.S. Operations United States ◼ Service centers support field services and provide repair services Bakken Bossier City, Louisiana Powder Manufacturing Facility ◼ Spread across all key producing basins River Basin Marcellus Utica ◼ Flexible cost structure at branches & Bossier City DJ / Niobrara SCOOP / STACK ◼ Ability to scale costs and right-size in real-time Delaware Barnett Midland Haynesville ◼ Minimal maintenance capex required Gulf Coast Eagle Ford Manufacturing Service Centers Headquarters Oil & Gas Basin International Operations ◼ Prepping equipment for shipment to the Middle East Australia China Suzhou, China Manufacturing Facility ◼ Modest capital requirement for facilities ◼ Australian operations predominantly natural gas focused Middle East ◼ Low fixed cost for Chinese manufacturing base limits impact from changes in activity levels 12

A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility ◼ Rapid-response manufacturing of equipment ◼ Less time-sensitive, high-volume wellhead equipment ◼ 5-axis computer numerically controlled machines ◼ Wholly foreign owned enterprise (WFOE) ◼ “Just-in-time” product capabilities allow Cactus to ◼ Continue to increase product types assembled and offer fast delivery time for parachute orders tested in Suzhou ◼ No near-term capital needs following 2018 expansion ◼ Low cost of operation with low sensitivity to utilization ◼ Cash cost of operations is highly variable ◼ Assessing additional international sourcing Highly Scalable and Low Fixed Cost Manufacturing Footprint 13

Experienced and Well Aligned Management Team with Strong Industry Relationships

- Management team is well incentivized as it owns more than 25% of the business
  - 2020 executive management salaries reduced by 33 - 80%
  - Performance-based stock compensation tied to Return on Capital Employed ("ROCE")
- Management team has built the foundation of this company over four decades
- Track record of building and successfully monetizing similar businesses
- Strength of leadership is attested by management and operating teams that joined from past ventures

1959 | 1975 | 1980 | 1985 | 1990 | 1995 | 2000 | 2005 | 2010 | 2015

- Cactus Pipe founded (1959)
- Scott Bender appointed President of Cactus Wellhead Equipment ("CWE"), a subsidiary of Cactus Pipe (1977)
- Joel Bender appointed Vice President of CWE (1984)
- CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company ("ICC")
  - Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986)
- ICC sold to Cooper Cameron Corporation (1996)
  CAMERON
  A Schlumberger Company
- Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control ("WGPC")
  WOOD GROUP
- Steven Bender appointed Rental Business Manager of WGPC (2005)
- Scott Bender leaves WGPC (2010)
- WGPC Sold to GE Oil and Gas (2011)
  Baker Hughes
- Scott and Joel Bender found Cactus LLC with 18 key managers (2011)
- Cactus, Inc. IPO (2018)
- Cactus, Inc. initiates regular quarterly dividend (2019)

14

Well Established Relationships with High-Quality Customer Base YTD 2020 Total Revenue by Customer YTD 2020 Product Revenue by Customer YTD 2020 Rental Revenue by Customer Type Type Type Other Majors Other Majors Other 1% 8% 1% 3% Private 0% Private Majors Private 17% 21% 20% 22% SMID E&P 8% SMID E&P SMID 9% E&P 10% Large Large Large E&P E&P E&P 62% 64% 54% Majority of customer base represented by larger, well capitalized operators 15 Note: Large E&P represents exploration & production companies with market capitalization of over $1bn as of November 11, 2020 per FactSet. Majors include international oil companies that engage in upstream and downstream activities

Returns & Margins Have Outperformed Peers YTD 2020 Adjusted EBITDA Margin (%) 40.0% (1) 30.0% NCSM SBO 20.0% FTI OIS WEIR NOV FET HTG 10.0% ROCE(2) 0.0% DRQ (2015 – YTD 2020) (%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: LTM Adj. EBITDA Margins based on latest publicly available data as of November 2020. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 16 2) ROCE reflects weighted average of 2015, 2016, 2017, 2018, 2019 and YTD 2020. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2015 - 2019.

History of Prudent Investment Strategy Goodwill, Intangible, Long-Lived & Other Asset Impairment Expenses ($mm) (2015 – YTD 2020) ($mm) $10,597 $1,000 $750 $664 $613 $487 $500 $250 $179 $132 $68 $30 $0 $- WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H Cactus Has Recorded Zero Impairment Charges Through the Cycle 17 Note: Peers include: ChampionX, Dril-Quip, Core Labratories, DMC Global, Hunting, National Oilwell Varco, Oil States International, Schoeller-Bleckmann. ChampionX data represents legacy Apergy. Source: Company filings and annual reports.

Execution Has Driven Post-IPO Equity Performance Indexed Share Price Performance of Cactus vs. Indexed Share Price Performance of OSX 6x 5x 5.1x 4x 3x 2x 1x Feb-18 May-18 Aug-18 Nov-18 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Cactus’ Share Price Has Outperformed the OSX by ~5x Since IPO 18 Note: Data based on share price performance from 2/7/2018 to 11/16/2020.Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset

Clean Balance Sheet & Low Capital Intensity

Balance Sheet & Capital Summary

- September 30, 2020 cash balance of $273.9 million
  - Cash balance has grown by over $70 million during 2020, net of dividends and associated distributions
- Modest maintenance capex requirements
- Full year 2020 net capital expenditure guidance of $17.5 million to $22.5 million
  - Majority of capital expenditures committed before March of 2020
  - Negligible net capital expenditures in Q3 2020

Adjusted EBITDA[(1)] – Net Capital Expenditures[(2)] ($ in millions)



$14.8
$81.4
$144.4
$173.1
$114.9
2016
2017
2018
2019
LTM Q3 2020

Net Capital Expenditures[(2)] ($ in millions)



$17.4
$30.7
$68.2
$55.9
$34.7
2016
2017
2018
2019
LTM Q3 2020

Strong balance sheet with track record of cash flow generation

Source: Company filings.

1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.

2) Net Capital Expenditures equals net cash flows from investing activities.

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Recent Performance & Outlook Third Quarter 2020 Performance ◼ Generated Adjusted EBITDA margins of 41% ◼ Increased Product market share(1) to nearly 38% ◼ Increased EBITDA margins across all business lines on a sequential basis Outlook & Recent Developments ◼ Q4 2020 revenues expected to improve sequentially ◼ Driven by Product and Field Service ◼ Rigs followed anticipated to be up approximately 20% in Q4 2020 ◼ Maintaining pricing discipline for Rental equipment ◼ Prepping equipment for shipment to the Middle East with first revenue generation expected in 2021 20 1) Represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid- month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average.

Positive Developments with Limited Capital Required ◼ Product ◼ Potential for share gains given strong customer profile and operator search for efficiency gains ◼ Downturns typically drive increased rig efficiency as operators drop least efficient rigs ◼ More wells drilled per rig ◼ Opportunity to gain market share with larger operators ◼ Rental ◼ Rental innovations potentially drive market share gains when activity resumes ◼ Introduction of additional completion technologies currently in development ◼ International ◼ Australian business predominantly natural gas- focused ◼ Pursuing key partnerships in the Middle East to provide platform for growth with modest capex 21

Cactus Is Committed to ESG Environmental Social ◼ Cactus, Inc. is committed to reducing its impact on the ◼ Cactus, Inc. is dedicated to improving lives and protecting human environment. We will continue to strive to improve our rights. We seek to make the world a better place by encouraging environmental performance over time and to initiate projects and fairness, equal opportunity and human dignity. activities that will further reduce our impact on the environment. ◼ All manufacturing facilities API and ISO 9001 certified to ensure the highest level of quality and safety ◼ Products & equipment reduce the need for personnel and equipment at the well site and oil & activities’ impact on the environment Governance ◼ Our board of directors believes that sound governance practices and CEO Target Pay Mix Independent Directors policies provide an important framework to assist it in fulfilling its duty to 6 stockholders Base Salary 14% ◼ Bylaws recently amended to permit Eligible Stockholders to make 5 STI Target nominations for election to the Board and to have those nominations 14% included in the Company's proxy materials under certain circumstances LTI 4 72% ◼ Named executive officers agreed to implement base salary reductions of 33 – 80% during 2020 3 At IPO Current 86% at risk ◼ Board compensation reduced by 25% during 2020 22 Source: Company filings.

Appendix

Company Organizational Structure Company Profile Organizational Structure(1) Ticker WHD (NYSE) Class A Shares Outstanding(1) 47.5mm CW Unit Public Class B Shares Outstanding(1) 27.8mm Holders Investors Total Shares Outstanding(1) 75.4mm Market Capitalization(2) ~$1.9bn Class B Common Stock Class A Common Stock (36.9% voting power) (63.1% voting power) Finance Lease Obligations(3) $6.3mm Cactus, Inc. Cash and Cash Equivalents(3) $273.9mm (NYSE: WHD) Quarterly Dividend Per Share $0.09 27.8mm CW Units 47.5mm CW Units Annual Dividend Yield(2) 1.4% (36.9% economic rights) (63.1% economic rights) Ownership Profile(4) Cactus Wellhead, LLC (operating subsidiary) Cadent Energy Partners 11% 100% Management & Employees Subsidiaries 26% Public Float 63% Class A & Class B Shareholders Have Equal Voting Rights Source: Company filings. 1. As of November 3, 2020. Excludes effect of dilutive securities. 2. As of November 16, 2020. Market capitalization utilizes total shares outstanding. 24 3. As of September 30, 2020. 4. As of November 3, 2020. Management and employees made up of Cactus WH Enterprises and Lee Boquet.

Cactus Equipment Positioned on a 4-Well Pad


4
2
4
4
3
4
1


1

1 Product Sold

- Wellheads are required by each well over production life
- One of the first pieces of equipment to be installed
- Cactus wellheads installed below surface

2 Equipment Rented

- Frac stacks are connected to the wellhead for the fracturing phase of a well
- Must reliably withstand all liquids and proppants that are pumped downhole to fracture

3 Equipment Rented

- Zipper manifolds used during the fracturing process
- Allow fracing to seamlessly shift from well to well without connecting and disconnecting high-pressure equipment

4 Services Provided

- Variety of equipment to install and service pressure control equipment, such as high-pressure flow iron, closing units, crane trucks, grease units and testing units

Product Sold

- Production trees (not pictured above) are installed on the wellhead after the frac stacks are removed
- Manage the production flow over the life of the well

25

Note: Cactus equipment shown not inclusive of recent innovations described on preceding slides.

Non-GAAP Reconciliation

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business.

($ in thousands)	Three Months Ended September 30,	LTM September 30,	Year Ended December 31,				
	2020	2020	2019	2018	2017	2016	2015
Net income (loss)	$10,886	$84,353	$156,303	$150,281	$66,547	($8,176)	$21,224
Interest (income) expense, net	(218)	(1,241)	(879)	3,595	20,767	20,233	21,837
Income tax expense	23	18,812	32,020	19,520	1,549	809	784
EBIT	10,691	101,924	187,444	173,396	88,863	12,866	43,845
Depreciation and amortization	9,762	41,852	38,854	30,153	23,271	21,241	20,580
EBITDA	$20,453	$143,776	$226,298	$203,549	$112,134	$34,107	$64,425
Severance expenses	--	1,864	-	-	-	-	-
Revaluation of tax receivable agreement liability	1,865	(4,223)	(5,336)	-	-	-	-
Secondary offering related expenses	--	-	1,042	-	-	-	-
(Gain) loss on debt extinguishment	--	-	-	4,305	-	(2,251)	(1,640)
Stock-based compensation	2,232	8,174	6,995	4,704	-	361	359
Adjusted EBITDA	$24,550	$149,591	$228,999	$212,558	$112,134	$32,217	$63,144
Revenue	$59,789	$420,714	$628,414	$544,135	$341,191	$155,048	$221,395
Adjusted EBITDA Margin	41.1%	35.6%	36.4%	39.1%	32.9%	20.8%	28.5%

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Non-GAAP Reconciliation Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business. Year Ended ($ in thousands) December 31, 2017 2016 Revenues Product revenue $189,091 $77,739 Rental revenue 77,469 44,372 Field service and other revenue 74,631 32,937 Total revenues $341,191 $155,048 Costs and expenses Cost of product revenue $124,030 $62,766 Cost of rental revenue 40,519 33,990 Cost of field service and other revenue 60,602 28,470 Selling, general and administrative expenses 27,177 19,207 Total costs and expenses $252,328 $144,433 Income from operations $88,863 $10,615 Depreciation and amortization Product depreciation and amortization $3,169 $2,869 Rental depreciation and amortization 14,912 15,121 Field service and other depreciation and amortization 4,786 2,659 Selling, general and administrative expense depreciation and amortization 404 592 Total depreciation and amortization $23,271 $21,241 EBITDA Product EBITDA $68,230 $17,842 Rental EBITDA 51,862 25,503 Field Service EBITDA 18,815 7,126 Selling, general and administrative expense EBITDA (26,773) (18,615) Total EBITDA $112,134 $31,856 Stock-based compensation - 361 Total Adjusted EBITDA $112,134 $32,217 27

Investor Relations Contact John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com 28